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                                                                   EXHIBIT 10.11

                                AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT


     THIS AMENDMENT NO. 1 is made and entered into as of July 26, 2000 by and between I.T. Technology, Inc., a Delaware corporation (the "Borrower") and Ledger Technologies Pty Ltd ("The Lender") (the "Amendment") to the Loan Agreement dated June 6, 2000 between the Borrower and the Lender ("the Agreement")

     NOW THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree to amend the Agreement as follows:

     1. Recital B of the Agreement is hereby amended by deleting therefrom the words:

          "the sum of FIVE HUNDRED THOUSAND AMERICAN DOLLARS ($US500,000.00) on such terms and conditions as noted in this Agreement."

and substituting therefor the following:

          "the sum of SIX HUNDRED AND FIFTY THOUSAND AMERICAN DOLLARS ($US650,000.00) on such terms and conditions as noted in this Agreement."

     2. Survival of Provisions. Except as specifically provided in this Amendment, all of the terms and conditions contained in the Agreement, shall remain in full force and effect.


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IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals the day and year hereinbefore written.

THE COMMON SEAL of the Lender          )

was hereto affixed                     )

in the presence of authorised persons: )


THE COMMON SEAL OF LEDGER TECHNOLOGIES PTY LTD ACN 085 887 921

               Director /s/ LISA MOCHKIN

               Full Name Lisa Mochkin


THE COMMON SEAL of the Borrower        )

was hereto affixed                     )

in the presence of authorised persons: )

               Director /s/ JONATHAN HERZOG

               Full Name Jonathan Herzog


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